Exhibit 10.1
EXECUTION COPY
     ACCESSION AGREEMENT dated as of November 8, 2007, among the financial institutions executing this Agreement as INCREASING LENDERS (collectively, the “Increasing Lenders” ITT CORPORATION, an Indiana corporation (the “Company”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
          A. Reference is made to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders, JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent, Deutsche Bank Securities Inc., Citicorp USA Inc., and the Bank of Tokyo-Mitsubishi Ltd., as Syndication Agents, and Societe Generale, as Documentation Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          B. Pursuant to Section 2.12(e) of the Credit Agreement, the Company has requested the Increasing Lenders to extend, and the Increasing Lenders have agreed to extend, effective November 8, 2007, additional Commitments in accordance with the provisions of the Credit Agreement (the “Incremental Commitments”).
          Accordingly, the Increasing Lenders, the Company and the Administrative Agent agree as follows:
          SECTION 1. Incremental Commitments. Each Increasing Lender hereby agrees, effective as of the Effective Date, to extend an Incremental Commitment in the amount set forth opposite its name on Schedule 1A hereto.
          SECTION 2. Representations and Warranties, Agreements of Increasing Lenders, etc. Each Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement.
          SECTION 3. Effectiveness. (a) This Agreement shall become effective as of November 8, 2007, or such later date as shall be agreed upon by the Company and the Administrative Agent and set forth in a notice delivered to the Increasing Lenders (the “Effective Date”), subject to (i) the Administrative Agent’s receipt of counterparts of this Agreement duly executed on behalf of each Increasing Lender and the Company; (ii) the Administrative Agent’s receipt of a duly completed Administrative Questionnaire from each Increasing Lender that was not previously a Lender; and (iii) the satisfaction, on and as of the Effective Date, of the conditions set forth in Section 2.12(e) of the Credit Agreement.

          (b) Upon the effectiveness of this Agreement, the Administrative Agent shall give prompt notice thereof to the Increasing Lenders.
          SECTION 4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single instrument.
          SECTION 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          SECTION 6. Notices. All notices and other communications hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to an Increasing Lender shall be given to it at the address set forth under its signature hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

ITT CORPORATION

by	/s/ Donald Foley
Name: Donald Foley Title: Sr. V. P. Treasurer and Director of Taxes

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Increasing Lender,

by	/s/ Anthony W. White
Name: Anthony W. White Title: Vice President

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

CITICORP USA, INC.,

by	/s/ Christopher M. Hartzell Name: Christopher M. Hartzell
Title: Vice President

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

The Bank of Tokyo — Mitsubishi UFJ, Ltd. New York Branch

by	/s/ Kenneth K. Eguea Name: Kenneth K. Eguea
Title: Authorized Signatory

For any Increasing Lender that requires a second signature line:

by
Name: Title:

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

SOCIETE GENERALE

/s/ Maria Iarriccio Maria Iarriccio Vice President

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

UBS LOAN FINANCE LLC

by	/s/ Mary E. Evans Name: Mary E. Evans
Title: Associate Director

For any Increasing Lender that requires a second signature line:

By	/s/ Irja R. Otsa Name: Irja R. Otsa
Title: Associate Director

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

WELLS FARGO BANK, N.A.

by	/s/ Jordan Fragiacomo Name: Jordan Fragiacomo
Title: Vice President

For any Increasing Lender that requires a second signature line:

by
Name: Title:

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

ING CAPITAL LLC

by	/s/ John Kippax Name: John Kippax Title: Managing Director

For any Increasing Lender that requires a second signature line:

by
Name: Title:

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

THE NORTHERN TRUST COMPANY

By	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President
For any Increasing Lender that requires a second signature line:

by
Name:
Title:

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

THE ROYAL BANK OF SCOTLAND PLC

by	/s/ L. Peter Yetman Name: L. Peter Yetman
Title: SVP

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

BNP PARIBAS

by	/s/ Rick Pace Name: Rick Pace
Title: Managing Director
For any Increasing Lender that requires a second signature line:

by	/s/ Melissa Balley
Name: Melissa Balley
Title: Vice President

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender
BARCLAYS BANK PLC

by	/s/ Nicholas Bell Name: Nicholas Bell
Title: Director
For any Increasing Lender that requires a second signature line:

by
Name:
Title:

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

INTESA SANPAOLO SPA

by	/s/ Frank Maffei Name: Frank Maffei
Title: Vice President
For any Increasing Lender that requires a second signature line:

by	/s/ Nicholas Matacchieri Name: Nicholas Matacchieri
Title: Director

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

Sveusha Handelsbanhen AB (Public)

by	/s/ Marcus Ronnestam
Name: Marcus Ronnestam
Title: Vice President
For any Increasing Lender that requires a second signature line:

by	/s/ Richard Johnson Name: Richard Johnson
Title: Senior Vice President

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
Name of Increasing Lender

U.S. BANK N.A.

By	/s/ Michael P. Dickman Name: Michael P. Dickman
Title: U.S. Bank N.A.

Michael P. Dickman Vice President U.S. Bank, N.A.

Increasing Lender signature page to the
ITT Corporation Accession Agreement
To approve the Accession Agreement:
CREDIT INDUSTRIEL ET COMMERCIAL

by	/s/ Eric Dulot Name: Eric Dulot
Title: Vice President

by	/s/ Eric Longuet
Name: Eric Longuet
Title: Vice President

SCHEDULE 1A
INCREMENTAL COMMITMENTS

Increasing Lender	Incremental Commitment
JPMorgan Chase Bank, N.A.	$55,000,000
Citicorp USA, Inc.	$45,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$45,000,000
Societe Generale	$45,000,000
UBS Loan Finance LLC	$45,000,000
Wells Fargo Bank, N.A.	$45,000,000
ING Bank N.V.	$45,000,000
The Northern Trust Company	$30,000,000
The Royal Bank of Scotland PLC	$30,000,000
BNP Paribas	$25,000,000
Barclays Bank PLC	$20,000,000
Intesa Sanpaolo SpA	$20,000,000
Svenska Handelsbanken AB	$20,000,000
US Bank, N.A.	$20,000,000
Credit Industrial et Commercial	$10,000,000